UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: July 6, 2017

DATE OF REPORT: July 6, 2017

Corix Bioscience, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

18662 MaCaurther Boulevard, Suite 200 in Irvine, CA 92612

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On May 26, 2017, Corix Bioscience, Inc., a Wyoming corporation (the “Company”) entered into a Corporate Consulting Agreement with Global Discovery Group, Inc., a Florida corporation (“Global Discovery”), hereinafter the “Consulting Agreement”. The term of the Consulting Agreement is six months.

The initial compensation, which constituted the exercise of Global Discovery’s option to purchase shares of the Company’s restricted stock pursuant to the schedule at Section 6, was completed on July 6, 2017 with the payment of $250 for the issuance of $225,000 shares of restricted common stock in the Company pursuant to the Stock Purchase Agreement incorporated therein. The shares had been issued on June 2, 2017, but the purchase price was held in escrow until July 6, 2017. Global Discovery shall be providing those services set forth in Section 2 of the Consulting Agreement. Global Discovery shall report to the Board of Directors, and any and all actions of Global Discovery must be approved by the Board of Directors.

Prior to the execution of the Consulting Agreement, there was no material relationship between International Monetary and the Company, nor International Monetary and any of the Company’s affiliates. A copy of the Agreement are attached hereto.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Consulting Agreement, and the Stock Purchase Agreement, Global Discovery purchased 225,000 shares of restricted common stock for $250. Global Discovery has the option to purchase the following shares of restricted common stock by the dates identified: (a) 200,000 shares on or before July 7, 2017, (b) 100,000 shares on or berfore August 4, 2017, (c) 100,000 shares on or before September 1, 2017, (d) 50,000 shares on or before September 29, 2017 and (e) 25,000 shares on or before October 27, 2017. All shares are to be purchased pursuant to a Stock Purchase Agreement.

The Company is of the opinion that Section 4(a)(2) of the Securities Act of 1933 was and is available as an exemption for registration associated with this and future sales (which shall be disclosed in future disclosures). The Company is of the reasoned opinion, based on representation by Global Discovery, that (a) it has enough knowledge and experience in finance and business matters to be “sophisticated investors” (able to evaluate the risks and merits of the investment), (b) is able to bear the investment’s economic risk, (c) has access to the type of information normally provided in a prospectus for a registered securities offering, and (d) agrees not to resell or distribute the securities to the public.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document
10.1	Consulting Agreement and Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corix Bioscience, Inc.

By:  /s/ Michael Ogburn

Name:  Michael Ogburn

Title: Chief Executive Officer and President

Dated: July 6, 2017

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